                        NEW CENTURY FINANCIAL CORPORATION

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                           PLACEMENT AGENCY AGREEMENT

                                  July 19, 2001

Friedman, Billings, Ramsey & Co., Inc.
1001 Nineteenth Street North
Arlington, Virginia 22209

Ladies/Gentlemen:

      New Century Financial Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell shares of the Company's Common Stock, par value $.01 per share (the "SHARES") in a minimum amount of $15 million ("MINIMUM PROCEEDS") to certain investors (collectively, the "INVESTORS") in a private placement at a price per share to Investors of $10.40 (the "OFFERING"). The Company hereby confirms the following agreements with you.

      1. AGREEMENT TO ACT AS PLACEMENT AGENT. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, Friedman, Billings, Ramsey & Co., Inc. (the "PLACEMENT AGENT") agrees to be appointed the Company's exclusive placement agent, on a reasonable commercial efforts basis, in connection with the issuance and sale by the Company of the Shares to the Investors. It is understood that the Placement Agent has no commitment to purchase or sell the Shares. As compensation for services rendered, at the Closing (as defined below), the Placement Agent shall remit to the Company $9.81 per share based on funds that it receives directly from Investors. If any funds are received by the Company directly from any Investors for the purchase of Shares, the Company shall pay to the Placement Agent at the Closing a fee of $0.59 per share on any amounts so received by the Company directly from Investors.

      2. DELIVERY AND PAYMENT.

            (a) Subscriptions for Shares shall be evidenced by the execution by Investors of the Purchase Agreement. The Purchase Agreement shall not be effective unless and until it is accepted by the Company. Until subscriptions for the Minimum Proceeds have been received and funds representing the sale thereof have cleared, all subscription funds received shall be held by the Placement Agent. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in the Purchase Agreement.

            (b) The completion of the purchase and sale of the Shares shall take place at the closing (the "CLOSING") and shall occur at such place and such time (the "CLOSING DATE") as


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

specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent.

            (c) The Company's obligation to issue the Shares to the Investors, and the Investors' obligations to purchase the Shares, shall be subject to the terms and conditions contained in the Purchase Agreement.

      3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

      Except as set forth in the Disclosure Schedules of the Company attached hereto, the Company represents and warrants to and agrees with the Placement Agent that:

            (a) Since January 1, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended ("SECURITIES ACT"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) As of their respective dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim consolidated statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            (c) Since March 31, 2001, there has not been (a) any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company, whether or not arising in the ordinary course of business, (b) any transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, (c) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or (d) any loss or damage (whether or not insured) to the physical property

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or assets of the Company which has a material adverse effect on the business, operations, assets or financial condition of the Company on a consolidated basis ("MATERIAL ADVERSE EFFECT").

            (d) The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the SEC Documents, and is duly qualified to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing is not reasonably likely to have a Material Adverse Effect. No proceeding has been instituted in any such jurisdiction with respect to the Company to revoke, limit or curtail, or that seeks to revoke, limit or curtail, such power and authority or qualification.

            (e) The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than those entities described on
Schedule 3(e) attached hereto (each, a "SUBSIDIARY"). Each Subsidiary is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the SEC Documents, and is duly qualified to transact business in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure to be so qualified is not reasonably likely to have a Material Adverse Effect. No proceeding has been instituted in any such jurisdiction with respect to any Subsidiary to revoke, limit or curtail, or that seeks to revoke, limit or curtail, such power and authority or qualification. All the outstanding shares of capital stock of, or other form of ownership interest in, each Subsidiary have been duly authorized and issued and are fully paid and non-assessable and, except as set forth in the SEC Documents or Schedule 3(e), are owned directly or indirectly by the Company free and clear of all liens, encumbrances, security interests or claims. There are no outstanding options, warrants or other rights calling for the issuance of, and, except as described in the SEC Documents, there are no commitments or arrangements to issue, any shares of capital stock of any Subsidiary or any security convertible or exchangeable or exercisable for capital stock of any Subsidiary.

            (f) The Company has corporate power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

            (g) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement does not contravene any provision of applicable law or the Certificate of Incorporation, as amended, or Bylaws, as amended, of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by (i) the securities or Blue Sky laws of the various states, and (ii) the applicable securities laws of any jurisdiction outside the United States in connection with the offer and sale of the Shares.

            (h) The Company has an authorized, issued and outstanding capitalization that conforms to the description thereof contained in the SEC Documents. The Company has not issued any shares of capital stock of the Company since March 31, 2001, other than pursuant to (i) outstanding warrants or options disclosed in the SEC Documents or (ii) pursuant to employee benefit plans disclosed in the SEC Documents. The outstanding shares of Common Stock of the Company and the Shares to be sold pursuant to the Purchase Agreement conform in all material respects to the description of the Company's Common Stock contained in the Company's Registration Statement on form S-1 (File No. 333-25483) declared effective on June 25, 1997, have been duly and validly authorized, and the Shares to be sold pursuant to the Purchase Agreement, when issued and paid for in accordance with the terms of the Purchase Agreement, will be duly and validly issued, fully paid and non-assessable. Except as disclosed in the SEC Documents, no preemptive right, right of first refusal granted by the Company or other similar right exists with respect to the Shares or the issuance and sale thereof except for such rights which have been waived and subject to any adjustment to the conversion rights of the outstanding shares of the Company's Series 1998A and 1999A Preferred Stock as a result of issuance of the Shares. The outstanding shares of Preferred Stock of the Company conform in all material respects to the description thereof contained in the Disclosure Schedules attached hereto, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued and sold in compliance with applicable Federal and state securities laws and were not issued in violation of any preemptive rights, rights of first refusal granted by the Company or other similar rights. Except as described in the SEC Documents, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company. Except as disclosed in the SEC Documents, there are no stockholder agreements, voting agreements or other similar agreements with respect to the capital stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            (i) There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated, to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is or may be subject that is not disclosed in the SEC Documents.

            (j) Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, or is in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound or affected, which default, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and there exists no condition which, with the passage of time or otherwise, would constitute a material default under any such document or instrument or result in the imposition of any material penalty or the acceleration of any material indebtedness, which condition, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

            (k) KPMG LLP, who have certified certain consolidated financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the SEC Documents, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

            (l) Except as set forth in the SEC Documents, the agreements to which the Company or any of its Subsidiaries is a party and which are described in the SEC Documents are valid agreements, enforceable by the Company and its Subsidiaries (as applicable) except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, in each case, where such breach or default is reasonably likely to have a Material Adverse Effect.

            (m) The Company and its Subsidiary have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its Subsidiaries that has resulted or is reasonably likely to result in a Material Adverse Effect; and all tax liabilities are adequately provided for on the books of the Company.

            (n) Except as described in the SEC Documents and subject to the matters described under "Risk Factors" in the SEC Documents, (i) the Company and its Subsidiaries have operated and currently operate their businesses in conformity with all applicable laws, rules and regulations of each jurisdiction in which they are conducting business, except where the failure to be so in compliance is not reasonably likely to have a Material Adverse Effect, (ii) the Company and its Subsidiaries have all licenses, certificates, authorizations, approvals, permits, franchises, orders and consents from all state, federal and other governmental or regulatory authorities which are necessary to the current conduct of their businesses, except where the failure to be so in compliance is not reasonably likely to have a Material Adverse Effect, (iii) all of such licenses, certificates, authorizations, approvals, permits, franchises, orders and consents are valid and in full force and effect, except where the failure to be valid or in full force and effect is not reasonably likely to have a Material Adverse Effect, (iv) the Company and its Subsidiaries have fulfilled and performed, and will fulfill and perform, all of their obligations with respect to, and are operating in compliance with, all such licenses, certificates, authorizations, approvals, permits, franchises, orders and consents and no event has occurred

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which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any impairment of the rights of the holder thereof, except to the extent that any such failure to fulfill or perform such obligations or to be in compliance with such licenses, certificates, authorizations, approvals, permits, franchises, orders or consents or any such revocation, termination or impairment is not reasonably likely to have a Material Adverse Effect and (v) no such licenses, certificates, authorizations, approvals, permits, franchises, orders or consents contain any restrictions that is not reasonably likely to have a Material Adverse Effect.

            (o) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations thereunder. The Company is not, and will not be as a result of consummation of the Offering, an "investment company" under the 1940 Act.

            (p) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (q) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the SEC Documents.

      4. FURTHER AGREEMENTS OF THE COMPANY.

      The Company agrees with the Placement Agent that:

            (a) The Company will use its reasonable commercial efforts, and cooperate with the Placement Agent, to ensure that the offer and sale of the Shares complies with the securities or Blue Sky laws of such states as the Placement Agent may designate for offerings to "accredited investors" as defined in the Securities Act, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process.

            (b) The Company will furnish to the Placement Agent, as soon as available, copies of the SEC Documents in such quantities as the Placement Agent may from time to time reasonably request for purposes of distribution to prospective Investors in the Offering.

            (c) The Company will comply in all material respects with its obligations pursuant to the Purchase Agreements with the Investors.

            (d) The Company shall use its reasonable commercial efforts to do and perform all material things required or necessary to be done and performed under the Agreements by the Company prior to each Closing Date and to satisfy all material conditions precedent to the delivery of the Shares.

            (e) The Company will use its reasonable commercial efforts not to take any action in connection with the Offering which would cause the Company not to comply with Section 4(2) of the Securities Act. The Company shall exercise reasonable care to assure that the Investors are not underwriters within the meaning of Section 2(11) of the Act, and shall take all actions required by Rule 502(d) of Regulation D. The Company, in its sole discretion, will not accept a subscription from an Investor if the Company has reason to believe that material information supplied by or material representations or warranties made by, such Investor are not fully accurate. The Company shall reasonably believe, immediately prior to making any sale, that each Investor is an accredited investor.

            (f) Except as may be required by law, neither the Company nor the Placement Agent shall distribute materials related to the Offering or otherwise advertise to or solicit purchasers of Shares without the consent of the other party. Notwithstanding the foregoing, the Placement Agent may solicit purchasers of Shares and distribute materials related to the Offering within the scope of its engagement as Placement Agent.

      5. REPRESENTATIONS OF THE PLACEMENT AGENT.

            (a) The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and it has, and at all times while taking any actions constituting an offer or sale of the Shares had, all governmental licenses (including both federal and state broker dealer licenses) required to act as placement agent for the shares.

            (b) The Placement Agent has complied and will comply with all applicable Federal and state laws (including, without limitation, Regulation D) and applicable rules of the NASD in connection with its activities as placement agent for the Shares.

      6. CONDITIONS TO PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder shall be subject to the accuracy, in all material respects, as of the date hereof, of the representations and warranties of the Company herein, and to the performance, in all material respects, by the Company of its obligations hereunder.

      7. EXPENSES. Except as set forth in Section 10, the Company shall be responsible for, and shall bear all of its expenses incurred in connection with the proposed Offering, including, without limitation, legal fees of its counsel relating to the costs of preparing the Offering and the review, negotiation and execution of the Agreements (but the Company shall not bear any legal fees or expenses of the Placement Agent), preparing and delivering all selling documents, including, but not limited to, this Agreement and Blue Sky fees and filing fees.

      8. INDEMNIFICATION. The Company agrees to indemnify the Placement Agent and its controlling persons, representatives and agents in accordance with the indemnification provisions

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set forth in APPENDIX I, and agrees to the other provisions of APPENDIX I, which is incorporated herein by this reference, regardless of whether the proposed Offering is consummated.

      9. SURVIVAL OF CERTAIN PROVISIONS. All representations, warranties, covenants and agreements of the Company and the Placement Agent herein or in certificates delivered pursuant hereto, and the indemnity agreement contained in
Section 8 and APPENDIX I hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person within the meaning of the Securities Act or the Exchange Act, or by or on behalf of the Company or any of its officers, directors or controlling persons within the meaning of the Securities Act or the Exchange Act, and shall survive the delivery of the Shares to the Investors or termination of this Agreement.

      10. NOTICES. All notices or communications hereunder will be in writing and will be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter), as follows: If to the Company, to New Century Financial Corporation, 18400 Von Karman, Suite 1000, Irvine, California 92612, Attention: Robert Cole, facsimile number (949) 224-5762, with a copy to O'Melveny & Myers LLP, 990 Marsh Road, Menlo Park, California 94025, facsimile number 650-473-2601, Attention: David A. Krinsky, Esq.; if to the Placement Agent, to Friedman, Billings, Ramsey & Co., Inc., 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: William Ginivan, Esq. facsimile number
(703) 312-9602, with a copy to Morrison & Foerster LLP, 555 West Fifth Street, Los Angeles, California 90013, facsimile number 213-892-5454, Attention: Allen
Z. Sussman, Esq.

      11. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent, the Company, and their respective executors, administrators and successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation (including, without limitation, the Investors), other than these parties hereto and their respective executors, administrators and successors, and the parties subject to indemnification under Section 8 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators and successors and said parties subject to indemnification, and for the benefit of no other person or corporation. An Investor in the Offering shall not be deemed to be a successor to the Company.

      12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

      13. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without giving effect to the principles of conflicts of law. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the County of Orange or the courts of the State of California in each case located in the County of Orange

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(collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

      14. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.

      15. SEVERABILITY. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the agreements contained herein is not effected in any manner adverse to any party.

      16. AMENDMENT. The Agreement may not be amended except in writing signed by each party to be bound thereby.

                            [Signature page follows]

      If the foregoing correctly sets forth the understanding between the Company and the Placement Agent, please so indicate in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Placement Agent.

                                      Very truly yours,

                                      NEW CENTURY FINANCIAL CORPORATION


                                      By:    /s/ Robert K. Cole
                                         ---------------------------------------
                                      Print Name: ROBERT K. COLE
                                                 -------------------------------
                                      Title:        CEO
                                            ------------------------------------
                                                    Robert K. Love

Accepted as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By:  /s/ J. Rock Tonbel Jr
   -----------------------------------------
Print Name: J. ROCK TONBEL Jr
           ---------------------------------
Title:  Senior Managing Director
      --------------------------------------

                   J. Rock Tonbel Jr.

                                   APPENDIX I

                           INDEMNIFICATION PROVISIONS

      The Company agrees to indemnify and hold harmless the Placement Agent and its affiliates (as defined in Rule 405 under the Securities Act of 1933, as amended) and their respective directors, officers, employees, agents and controlling persons (the Placement Agent and each such person being an "INDEMNIFIED PARTY") from and against any loss, claim, damage or liability (or action, including stockholder action, in respect thereof), joint or several, to which such Indemnified Party may become subject under any federal or state law, or otherwise, which arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any of the SEC Documents, including the financial statements and other documents filed as a part thereof, as amended at the time of this Agreement, or the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, (ii) any inaccuracy in any of the representations and warranties of the Company contained in this Agreement or (iii) any failure of the Company to perform its obligations under this Agreement, and will promptly reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by the Company. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions, (i) for any settlement by an Indemnified Party effected without its prior written consent (not to be unreasonably withheld); or (ii) to the extent that any loss, claim, damage or liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Placement Agent's willful misconduct or gross negligence or a breach or violation of any representation, warranty or covenant of the Placement Agent made in this Placement Agency Agreement. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of the Placement Agent pursuant to, or the performance by the Placement Agent of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Placement Agent's willful misconduct or gross negligence.

      Promptly after receipt by an Indemnified Party of notice of any intention or threat to commence an action, suit or proceeding or notice of the commencement of any action, suit or proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the Company pursuant hereto, promptly notify the Company in writing of the same. In case any such action is brought against any Indemnified Party and such Indemnified Party notifies the Company of the commencement thereof, the Company may elect to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and an Indemnified Party may employ counsel to participate in the defense of any such action provided, that the employment of such counsel shall be at the Indemnified Party's own expense, unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Indemnified Party has reasonably concluded (based upon advice of counsel to the Indemnified Party) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Company, or that a conflict or potential conflict exists (based upon advice of counsel to the Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Indemnifying Party to conduct the defense of both the Company and the Indemnified Party (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which cases the


                                   Appendix-1
reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company; provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys representing Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. Any failure or delay by an Indemnified Party to give the notice referred to in this paragraph shall not affect such Indemnified Party's right to be indemnified hereunder, except to the extent that such failure or delay causes actual harm to the Company, or prejudices its ability to defend such action, suit or proceeding on behalf of such Indemnified Party.

      If the indemnification provided for in this Agreement is for any reason held unenforceable by an Indemnified Party, the Company agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Placement Agent on the other hand, of the Offering as contemplated whether or not the Offering is consummated or, (ii) if (but only if) the allocation provided for in clause (i) is for any reason unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand and the Placement Agent, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and the Placement Agent of the Offering as contemplated shall be deemed to be in the same proportion that the total value received or contemplated to be received by the Company or its stockholders, as the case may be, as a result of or in connection with the Offering bear to the fees paid or to be paid to the Placement Agent under this Agreement. Notwithstanding the foregoing, the Company expressly agrees that the Placement Agent shall not be required to contribute any amount in excess of the amount by which fees paid the Placement Agent hereunder (excluding reimbursable expenses), exceeds the amount of any damages which the Placement Agent has otherwise been required to pay.

      The Company agrees that without the Placement Agent's prior written consent, which shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under the indemnification provisions of this Agreement (in which the Placement Agent or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

      In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company in which such Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse the Placement Agent on a monthly basis for all expenses incurred by it in connection with such Indemnified Party's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel. In addition to any reimbursed fees, expenses or costs outlined hereunder, the Placement Agent shall also receive from the Company cash compensation of $2,000.00 per person, per day, plus reasonable out-of-pocket expenses and costs should the Placement Agent be required to provide testimony in any formal or informal proceeding regarding the Company.


                                   Appendix-2

      If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any judgment or arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitration award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

Confirmed and Agreed to:


By: ___________________________________________________
      Robert K. Cole
      Chairman of the Board and Chief Executive Officer


                                   Appendix-3